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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      January 14, 2002
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                            The Fortress Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                                  0-28024                  54-1774977
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(State or Other Jurisdiction            (Commission             (IRS Employer
of Incorporation)                      File Number)       Identification No.)

1650 Tysons Boulevard, Suite 600, McLean, Virginia                         22102
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's Telephone No., Including Area Code:  (703) 442-4545
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Item 5 - Other Events

Attached as Exhibit 1, is a copy of a press release issued by the Company on January 4, 2002, rergarding the conclusion of its previously announced tender offer. The Company reserves the right to and may execute additional tender or exchange offers, repurchases, repayments, or open market purchases of the Senior Notes.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            The Fortress Group, Inc.


Date:       January 14, 2002           By:    /S/ George C. Yeonas
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                                                     George C. Yeonas
                                                     Chief Executive Officer



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